Exhibit 99.1

News Release

CONTACTS:

Magma Design Automation Inc.:
Monica Marmie	Milan G. Lazich
Marketing Communications Manager	Vice President, Corporate Marketing
(408) 565-7689	(408) 565-7706
monical@magma-da.com	milan.lazich@magma-da.com

Magma Reports Financial Results for Fourth Quarter and Fiscal Year 2005

Fiscal 2005 revenue of $145.9 million an increase of 28 percent over prior year

SANTA CLARA, Calif., April 28, 2005 — Magma Design Automation Inc. (Nasdaq: LAVA), a provider of semiconductor design software, today announced financial results for its fourth quarter and fiscal year ended March 31, 2005.

Fourth Quarter Results

For the fourth quarter, Magma reported revenue of $35.7 million, compared to $34.0 million for the year-ago fourth quarter ended March 31, 2004, an increase of 5 percent. In accordance with generally accepted accounting principles (GAAP), Magma reported a net loss of $(5.6 million), or $(0.16) per share (basic and diluted), for the quarter, compared to net income of $4.2 million, or $0.10 per share (diluted), for the fourth quarter ended March 31, 2004.

Magma reported pro forma net income for the fourth quarter of fiscal 2005 of $3.2 million, or $0.08 per share (diluted). This compares to a pro forma net income of $7.2 million, or $0.17 per share (diluted), for the fourth quarter of fiscal 2004. Pro forma net income for the fourth quarter of fiscal 2005 reflects reported net income excluding the effects of amortization of developed technology, amortization of intangibles, amortization of deferred stock-based compensation, gain in equity investments and assets write off, miscellaneous marketing and other loss contingency and tax effect of non-GAAP adjustments. Pro forma net income for the fourth quarter of fiscal 2004 excludes the effects of amortization of developed technology, amortization of intangibles, amortization of deferred stock-based compensation, consolidation of an equity investment, and charges associated with losses in equity investments. A reconciliation of our pro forma results to GAAP results is included in this press release.

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Magma Reports Financial Results for Fourth Quarter and Fiscal Year 2005	Page 2

Fiscal Year 2005 Results

For the fiscal year ended March 31, 2005, Magma reported revenue of $145.9 million, compared to $113.7 million for the fiscal year ended March 31, 2004, an increase of 28 percent. In accordance with GAAP, Magma reported net loss of $(8.6) million, or $(0.25) per share (basic and diluted), for the recently completed fiscal year, compared to net income of $11.5 million, or $0.29 per share (diluted), for the fiscal year ended March 31, 2004.

Magma reported pro forma net income of $26.9 million, or $0.64 per share (diluted), for the fiscal year ended March 31, 2005. This compares to pro forma net income of $25.0 million, or $0.62 per share (diluted), for the fiscal year ended March 31, 2004. Pro forma net income for the year ended March 31, 2005 excludes the effects of amortization of developed technology, amortization of intangibles, in-process research and development, amortization of deferred stock-based compensation, miscellaneous restructuring, marketing expenses and other loss contingency, charges associated with loss in equity investments and asset write off. Pro forma net income for the year ended March 31, 2004 excludes the effects of amortization of developed technology, amortization of intangibles, in-process research and development, consolidation of an equity investment, amortization of deferred stock-based compensation and charges associated with loss in equity investments. A reconciliation of the pro forma to GAAP results is included in this press release.

“The year we just completed included many highlights for Magma,” said Rajeev Madhavan, chairman and CEO of Magma. “Our fiscal 2005 revenue was another annual record and our bookings in the most recent quarter were also the best in Magma history. With the work our product teams have put into our Cobra development project, we’re looking forward to even greater accomplishments in fiscal 2006.”

Business Outlook

For Magma’s fiscal 2006 first quarter, ending July 3, 2005, the company expects total revenue in the range of $35 million to $39 million. Pro forma EPS is expected to be in the range of $0.06 to $0.10, and GAAP net loss is expected to be in the range of $(0.13) to $(.09). A schedule showing a reconciliation of the projected pro forma EPS to GAAP projections is included in this release. A Financial Data Supplement containing detailed financial information intended to provide guidance and further insight into our business is available online at http://investor.magma-da.com/supplement.cfm in the Investor Relations section of the Magma website.

Conference Call

Magma will discuss the financial results for the recently completed quarter and fiscal year, including guidance going forward, during a live webcast and earnings call today at 2 p.m. PDT (5 p.m. EDT). The call will be available live by both

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Magma Reports Financial Results for Fourth Quarter and Fiscal Year 2005	Page 3

webcast and telephone. To listen live via webcast, visit the Investor Relations section of Magma’s website at http://investor.magma-da.com/home.cfm. To listen live via telephone call either of the numbers below:

U.S. & Canada:	(800) 661-8947, conference ID #5386655
Elsewhere:	(706) 634-2358, conference ID #5386655

Following completion of the call, a webcast replay of the call will be available at http://investor.magma-da.com/home.cfm through May 5, 2005. Those without Internet access may listen to a replay of the call by telephone through May 5 by calling:

U.S. & Canada:	(800) 642-1687, conference ID #5386655
Elsewhere:	(706) 645-9291, conference ID #5386655

Pro Forma Information

Magma provides pro forma data to assist investors seeking to understand the Magma’s financial performance and prospects. Magma believes that this pro forma information provides useful information to investors by excluding the effect of expenses that are required to be recorded under GAAP that Magma does not believe are indicative of Magma’s core operating results. In addition, because Magma has historically provided pro forma results to the investment community, Magma believes that including this information provides consistency in its financial reporting. Magma’s pro forma data is not prepared in accordance with, or as an alternative to, GAAP information, and it may be materially different from pro forma measures that are used by other companies. These pro forma results should be considered supplemental to, and not a substitute for or superior to, Magma’s results prepared in accordance with GAAP, which are included in its press release,

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements in the “Business Outlook” section, and statements regarding our Cobra development project and expectations for 2005. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from Magma’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to: competition in the EDA market; Magma’s ability to integrate acquired businesses and technologies; potentially higher-than-anticipated costs of litigation; potentially higher-than-anticipated costs of compliance with regulatory requirements, including those relating to internal control over financial reporting; any delay of customer orders or failure of customers to renew licenses; weaker-than-anticipated sales of Magma’s products and services; weakness in the semiconductor or electronic systems industries; the ability to manage expanding operations; the ability to attract and retain the key management and technical personnel needed to operate Magma successfully; the ability to continue to deliver competitive products to customers; and changes in accounting rules. Further discussion of these and other potential risk factors may be found in Magma’s public filings with the Securities and Exchange Commission (www.sec.gov). Magma undertakes no additional obligation to update these forward-looking statements.

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Magma Reports Financial Results for Fourth Quarter and Fiscal Year 2005	Page 4

About Magma

Magma provides leading software for designing highly complex integrated circuits while maximizing Quality of Results with respect to area, timing and power, and at the same time reducing overall design cycles and costs. Magma provides a complete RTL-to-GDSII design flow that includes prototyping, synthesis, place & route, and signal and power integrity chip design capabilities, capacitance extraction, design For test (DFT), physical verification (DRC/LVS), static and statistical timing analysis and characterization and modeling in a single executable, offering “The Fastest Path from RTL to Silicon”™. Magma’s software also includes products for advanced logical, physical synthesis and architecture development tools for programmable logic devices (PLDs), FPGAs and Structured ASICs; capacitance extraction; and characterization and modeling. The company’s stock trades on Nasdaq under the ticker symbol LAVA. Visit Magma Design Automation on the Web at www.magma-da.com.

Magma is a registered trademark and “The Fastest Path from RTL to Silicon” is a trademark of Magma Design Automation. All other product and company names are trademarks and registered trademarks of their respective companies.

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Magma Reports Financial Results for Fourth Quarter and Fiscal Year 2005	Page 5

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31, 2005	March 31, 2004
ASSETS
Current assets:
Cash and cash equivalents	$20,622	$72,684
Restricted cash	2,950	2,662
Short-term investments	114,896	—
Accounts receivable, net	33,851	34,237
Prepaid expenses and other current assets	7,087	9,588

Total current assets	179,406	119,171
Property and equipment, net	21,310	15,196
Long term marketable investments	—	78,158
Intangibles, net	69,573	62,793
Goodwill	43,194	33,529
Other assets	5,741	5,628

Total assets	$319,224	$314,475

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,010	$1,658
Accrued expenses	22,321	19,132
Deferred revenue, current	20,745	19,947

Total current liabilities	46,076	40,737

Convertible subordinated notes	150,000	150,000
Deferred tax	—	5,102
Other long-term liabilities	1,749	897

Total non-current liabilities	151,749	155,999

Total liabilities	197,825	196,736

Stockholders’ equity:
Common stock	4	3
Additional paid-in capital	261,627	226,586
Deferred stock-based compensation	(5,749)	(718)
Accumulated deficit	(115,643)	(107,063)
Treasury stock at cost	(16,606)	—
Accumulated other comprehensive loss	(2,234)	(1,069)

Total stockholders’ equity	121,399	117,739

Total liabilities and stockholders’ equity	$319,224	$314,475

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Magma Reports Financial Results for Fourth Quarter and Fiscal Year 2005	Page 6

MAGMA DESIGN AUTOMATION, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF PRO FORMA ADJUSTMENTS ON REPORTED NET INCOME

(in thousands, except per share data)

(Unaudited)

	For the Three Months Ended March 31, 2005				For the Three Months Ended March 31, 2004
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
Revenue:
Licenses	$30,165	$—		$30,165	$29,560	$—		$29,560
Services	5,512			5,512	4,487	—		4,487

Total revenue	35,677			35,677	34,047	—		34,047

Cost of revenue	6,084	(2,007	)A,D	4,077	4,768	(1,124	)A,D	3,644

Gross profit	29,593	2,007		31,600	29,279	1,124		30,403

Operating expenses:
Research and development	11,399	(739	)C,D	10,660	7,560	(85	)H	7,475
Sales and marketing	10,665	155	B	10,820	11,532	—		11,532
General and administrative	6,127	(125	)B	6,002	3,551	—		3,551
Amortization of intangible assets	4,763	(4,763	)C	—	1,161	(1,161	)C	—
Amortization of stock-based compensation	944	(944	)D	—	429	(429	)D	—

Total operating expenses	33,898	(6,416)		27,482	24,233	(1,675)		22,558

Operating income (loss)	(4,305)	8,423		4,118	5,046	2,799		7,845

Interest and other income (expense):
Interest income	627	—		627	650	—		650
Interest expense	(250)	—		(250)	(339)	—		(339)
Other income (expense), net	(624)	102	E	(522)	(145)	127	E	(18)

Total interest and other income (expense), net	(247)	102		(145)	166	127		293

Net income (loss) before income taxes	(4,552)	8,525		3,973	5,212	2,926		8,138
Provision for income taxes	(1,061)	246	G	(815)	(986)	—		(986)

Net income (loss)	$(5,613)	$8,771		$3,158	$4,226	$2,926		$7,152

Net income (loss) per share – basic	$(0.16)			$0.09	$0.13			$0.22

Net income (loss) per share – diluted*	$(0.16)			$0.08	$0.10			$0.17

Shares used in calculation:
Basic	34,329			34,329	32,910			32,910

Diluted*	34,329			41,767	42,664			42,664

A Amortization of developed technology	E Gain/Loss on equity investments and assets write off
B Miscellaneous marketing and other loss contingency	G Tax effect of non-GAAP adjustments
C Amortization of intangibles	H Consolidation of equity investments
D Amortization of deferred stock-based compensation
*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes and to the effect of all dilutive potential common shares outstanding during the period, including stock options, using the treasury stock method.

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Magma Reports Financial Results for Fourth Quarter and Fiscal Year 2005	Page 7

MAGMA DESIGN AUTOMATION, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF PRO FORMA ADJUSTMENTS ON REPORTED NET INCOME

(in thousands, except per share data)

(Unaudited)

	For the Year Ended March 31, 2005				For the Year Ended March 31, 2004
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
Revenue:
Licenses	$123,995	$—		$123,995	$100,387	$—		$100,387
Services	21,945	—		21,945	13,342	—		13,342

Total revenue	145,940			145,940	113,729	—		113,729

Cost of revenue	22,215	(6,374	)A,D	15,841	16,647	(2,824	)A,D	13,823

Gross profit	123,725	6,374		130,099	97,082	2,824		99,906

Operating expenses:
Research and development	41,715	(3,582	)C,D	38,133	26,097	(444	)H	25,653
Sales and marketing	44,654	47	B	44,701	36,973	—		36,973
General and administrative	17,783	(125	)B	17,658	11,348	—		11,348
Restructuring costs	698	(698	)B	—	—	—		—
In-process research and development	4,364	(4,364	)F	—	200	(200	)F	—
Amortization of intangible assets	18,011	(18,011	)C	—	1,745	(1,745	)C	—
Amortization of stock-based compensation	1,880	(1,880	)D	—	7,086	(7,086	)D	—

Total operating expenses	129,105	(28,613)		100,492	83,449	(9,475)		73,974

Operating income (loss)	(5,380)	34,987		29,607	13,633	12,299		25,932

Interest and other income (expense):
Interest income	2,287	—		2,287	2,584	—		2,584
Interest expense	(996)	—		(996)	(1,066)	—		(1,066)
Other income (expense), net	(1,355)	1,118	E	(237)	(100)	1,228E		1,128

Total interest and other income (expense), net	(64)	1,118		1,054	1,418	1,228		2,646

Net income (loss) before income taxes	(5,444)	36,105		30,661	15,051	13,527		28,578
Provision for income taxes	(3,136)	(622	)G	(3,758)	(3,576)	—		(3,576)

Net income (loss)	$(8,580)	$35,483		$26,903	$11,475	$13,527		$25,002

Net income (loss) per share – basic	$(0.25)			$0.79	$0.36			$0.79

Net income (loss) per share – diluted*	$(0.25)			$0.64	$0.29			$0.62

Shares used in calculation:
Basic	33,861			33,861	31,648			31,648

Diluted*	33,861			42,156	40,245			40,245

A	Amortization of developed technology	E	Gain/Loss on equity investments and assets write off
B	Miscellaneous restructuring, marketing and other loss contingency	F	In-process research and development
C	Amortization of intangibles	G	Tax effect of non-GAAP adjustments
D	Amortization of deferred stock-based compensation	H	Consolidation of equity investments

*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes and to the effect of all dilutive potential common shares outstanding during the period, including stock options, using the treasury stock method.

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Magma Reports Financial Results for Fourth Quarter and Fiscal Year 2005	Page 8

MAGMA DESIGN AUTOMATION, INC.

AS OF MARCH 31, 2005

IMPACT OF KNOWN PRO FORMA ADJUSTMENTS ON FORWARD-LOOKING DILUTED NET

INCOME PER SHARE

(Unaudited)

Quarter Ending July 3, 2005

GAAP diluted net loss per share	$(0.13) to $ (0.09)
Amortization of developed technology and intangibles	$0.17
Amortization of deferred stock-based compensation	$0.02

Pro forma diluted net income per share	$0.06 to $0.10

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